UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2005

USF CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19791	36-3790696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8550 West Bryn Mawr Avenue, Suite 700 Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

(773) 824-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merger Agreement.

On February 27, 2005, USF Corporation (the “USF” or the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Yellow Roadway Corporation, a Delaware corporation (“Yellow Roadway”), and Yankee II LLC, a Delaware limited liability company and direct wholly owned subsidiary of Yellow Roadway (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Merger”).

At the effective time of the Merger, each share of USF common stock, par value $0.01 per share (each, a “USF Share”), issued and outstanding immediately prior to the effective time of the Merger will be cancelled and converted into the right to receive:

•	0.9024 shares of Yellow Roadway common stock, par value $1.00 per share (each, a “Yellow Roadway Share”), or

•	upon a valid election by a holder of USF shares, $45.00 in cash from Yellow Roadway.

Notwithstanding the individual elections of the USF shareholders, no more than 50% of the USF shares may be converted into cash. If more than 50% of the USF shares elect to receive cash, those USF shareholders that so elect will receive proportionately less cash and more Yellow Roadway stock such that 50% of the USF shares outstanding will receive cash, and 50% will receive Yellow Roadway stock. If fewer than 50% of the USF shares elect to receive cash, the USF shares that did not elect to receive cash will receive proportionately less Yellow Roadway stock and more cash such that 50% of the USF shares outstanding will receive cash and 50% will receive Yellow Roadway stock. As a result of these elections and adjustments, the aggregate cash consideration to be paid in the acquisition will total $639 million (based on the number of USF shares outstanding as of February 24, 2005). Assuming all shareholders elect to receive 50% cash and 50% Yellow Roadway common stock, each shareholder will receive $22.50 per share in cash and 0.4512 shares (or one half of the exchange ratio) of Yellow Roadway common stock for each USF share, subject to certain adjustments if the aggregate value of the stock consideration falls below 45% of the total consideration to be paid in exchange for USF shares pursuant to the Merger. Pursuant to the Merger Agreement, at the effective time of the Merger, all options to purchase USF shares granted under USF stock plans and all other stock awards, in each case, outstanding immediately prior to such effective time shall become fully vested and exercisable (and in the case of restricted stock, all such restrictions shall lapse).

Yellow Roadway, Merger Sub and USF have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) subject to certain exceptions, to cause a stockholders meeting to be held by Yellow Roadway to consider approval of the issuance of Yellow Roadway Shares as contemplated by the Merger Agreement and (iv) subject to certain exceptions, to cause a stockholders meeting to be held by USF to consider adoption of the Merger Agreement. Yellow Roadway and USF also made customary covenants that, subject to certain exceptions, the board of directors of each of Yellow Roadway and USF will recommend to their respective stockholders the issuance of Yellow Roadway Shares or the adoption of the Merger Agreement, as the case may be. USF also made additional customary covenants, including, among others, covenants not to (i) solicit proposals relating to alternative business combination transactions and (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transaction.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the issuance of Yellow Roadway Shares by the stockholders of Yellow Roadway, (ii) adoption of the Merger Agreement by the stockholders of USF, (iii) absence of any law or order prohibiting the closing and (iv) expiration of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. In addition, each of Yellow Roadway’s and USF’s obligation to consummate the Merger is subject to certain other conditions, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) material compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to Yellow Roadway and counsel to USF that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

The Merger Agreement contains certain termination rights for both Yellow Roadway and USF, and further provides that, upon termination of the Merger Agreement under specified circumstances, Yellow Roadway or USF, as the case may be, may be required to pay the other party a termination fee of $26,000,000.

Subject to the successful completion of these events, the transaction is expected to close in summer 2005.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated in this report by reference.

Other Material Definitive Agreements.

On February 27, 2005, the USF Board of Directors authorized the amendment of severance protection agreements it had previously entered into with nine of its executives, including Thomas E. Bergmann (Acting Chief Executive Officer of USF) and Doug Waggoner (President, USF Bestway). Among other items, the amendments provide that a merger (including the Merger with Yellow Roadway) shall not constitute a “change in control” of USF for purposes of the applicable severance protection agreement until such merger is consummated, clarify the application of certain gross-up payments under Internal Revenue Code (“Code”) Section 280G with respect to parachute payments under the applicable severance protection agreements, and to condition all post-employment severance payments and benefits and any Section 280G gross-up payments on the executive’s effective waiver and release of any claims against USF. A copy of a form of amendment of the severance protection agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On the same date, the USF Board of Directors authorized USF to enter into severance protection agreements (which incorporate the amendments discussed above) with seven other executives of USF, including Steve Caddy (President, USF Holland) and Ed Fitzgerald (President, USF Reddaway). Each of these severance protection agreements includes provisions related to, among other things, a one or two-year employment protection period, certain severance payments, post-employment health and death benefits coverage for a continuation period ranging from 12 to 18 months and accelerated vesting of outstanding equity awards upon a qualifying termination of employment. (The terms of the severance protection agreements between USF and Messrs. Caddy and Fitzgerald both provide for a two-year employment protection period and an 18 months benefits continuation period.) Each severance protection agreement also provides for gross-up payments in connection with Section 280G of the Code, conditions such amounts upon an effective waiver and release of any claims against USF, and imposes certain employment and post-employment restrictive covenants upon the executive. A copy of a form of the severance protection agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Also on February 27, 2005, USF adopted an executive retention program that, subject to the terms and conditions therein, authorizes the making of retention payments to 13 eligible executives of USF in an aggregate amount of $4.7 million. Participants in the executive retention program include Messrs. Bergmann, Caddy, Fitzgerald and Waggoner. The executive retention program will provide a retention payment if either: (A) the executive is employed on the effective date of the Merger and on the 12-month anniversary thereof or (B) if the executive is involuntarily terminated without cause, resigns for good reason, becomes disabled or dies before that date. A description of the executive retention program is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Finally, on the same date, USF and Mr. Liska entered into a letter agreement pursuant to which USF will pay Mr. Liska at the effective time of the Merger a transaction fee in the amount of $2.19 million if USF completes the Merger, provided that Mr. Liska has not voluntarily resigned as Executive Chairman prior thereto. A copy of the letter agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Additional Information and Where to Find It

Yellow Roadway and USF will file a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (SEC). Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Yellow Roadway free of charge by requesting them in writing from Yellow Roadway or by telephone at (913) 696-6100. You may obtain documents filed with the SEC by USF free of charge by requesting them in writing from USF or by telephone at (773) 824-1000.

Participants in Solicitation

Yellow Roadway and USF, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Yellow Roadway and USF in connection with the acquisition. Information about the directors and executive officers of Yellow Roadway and their ownership of Yellow Roadway stock is set forth in the proxy statement for the Yellow Roadway 2004 Annual Meetings of Stockholders. Information about the directors and executive officers of USF and their ownership of USF stock is set forth in the proxy statement for the USF 2004 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

The information presented in this communication may contain forward-looking contain statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “could”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Yellow Roadway and USF, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the SEC by Yellow Roadway and USF; the parties’ ability to consummate the proposed merger with, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate USF’s operations into Yellow Roadway’s operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; changes in federal or state regulation concerning or affecting the transportation industry; inflation, inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, a downturn in general or regional economic activity, changes in equity and debt markets, the state of the economy; the parties’ obligations to contribute to union-sponsored multi-employer pension plans may be higher than expected; the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements, potential efforts to unionize previously non-union operations of the company and employee satisfaction, labor shortages, disruptions, stoppages or any other deterioration in the parties’ relationships with employees may impair the parties’ businesses and any future acts or threats of terrorism or war. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Yellow Roadway nor USF undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Yellow Roadway’s and USF’s various SEC reports, including, but not limited to, each party’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Reports on Form 10-Q for the reporting periods of 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 27, 2005, by and among USF Corporation, Yellow Roadway Corporation and Yankee II LLC.

10.1	Form of Amendment to USF Corporation Severance Protection Agreement.

10.2	Form of USF Corporation Severance Protection Agreement.

10.3	USF Corporation Executive Retention Program.

10.4	Letter Agreement, dated February 27, 2005, between USF Corporation and Paul J. Liska.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION

Date: March 3, 2005	By:	/c/ Richard C. Pagano
Richard C. Pagano Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 27, 2005, by and among USF Corporation, Yellow Roadway Corporation and Yankee II LLC.

10.1	Form of Amendment to USF Corporation Severance Protection Agreement.

10.2	Form of USF Corporation Severance Protection Agreement.

10.3	USF Corporation Executive Retention Program.

10.4	Letter Agreement, dated February 27, 2005, between USF Corporation and Paul J. Liska.